Exhibit 10.2

ATRINSIC, INC.

65 Atlantic Avenue

Boston, Massachusetts 02110

September 3, 2015

Hudson Bay Master Fund Ltd.

777 Third Avenue, 30th Floor

New York, NY 10017

Attn.: Mr. Yoav Roth

Re: 2nd Amendment to First Amended and Restated Security Agreement

Dear Mr. Roth:

Reference is made to the incremental $25,000.00 loan from Hudson Bay Master Fund Ltd. to Atrinsic, Inc. being funded today which will be evidenced by a Convertible Promissory Note of even date herewith. We hereby confirm that “Notes” as defined in the First Amended and Restated Security Agreement dated December 18, 2014, as amended by the Letter Agreement dated May 15, 2015, shall be further amended to include all of the notes described on Exhibit A hereto.

Except as modified hereby, the First Amended and Restated Security Agreement dated December 18, 2014 shall remain in full force and effect.

Sincerely,

/s/ Edward Gildea
Edward Gildea,
President

Agreed to and Accepted:

Hudson Bay Master Fund Ltd.

By:	/s/ Yoav Roth
Yoav Roth, Authorized Signatory

Exhibit A

Notes Covered by First Amended and Restated Security Agreement

by and among

Atrinsic, Inc., Iroquois Master Fund LTD and Hudson Bay Master Fund LTD

Note Date	Holder	Note Amount

2/11/2014	Hudson Bay Master Fund LTD	$87,500.00
2/11/2014	Iroquois Master Fund LTD	$87,500.00
8/15/2014	Hudson Bay Master Fund LTD	$45,000.00
8/15/2014	Iroquois Master Fund LTD	$45,000.00
12/18/2014	Hudson Bay Master Fund LTD	$75,000.00
12/18/2014	Iroquois Master Fund LTD	$75,000.00
5/15/2015	Hudson Bay Master Fund LTD	$50,000.00
5/15/2015	Iroquois Master Fund LTD	$50,000.00
9/3/2015	Hudson Bay Master Fund LTD	$25,000.00
9/3/2015	Iroquois Master Fund LTD	$25,000.00